Ivy Funds

Supplement dated June 29, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017, January 12, 2018, February 6, 2018, February 26, 2018, April 12, 2018, April 13, 2018, April 30, 2018, May 8, 2018 and May 31, 2018

The Board of Trustees (Board) of Ivy Funds (Trust) has recently approved the reorganization of certain series of the Trust (each, a “Target Fund” and collectively, the “Target Funds”) into corresponding series of the Trust (each, an “Acquiring Fund” and collectively, the “Acquiring Funds,” with the Target Funds and Acquiring Funds referred to together as “Funds”), all as set forth in the table below:

Target Fund	Acquiring Fund
Ivy Global Income Allocation Fund	Ivy Asset Strategy Fund
Ivy Tax-Managed Equity Fund	Ivy Large Cap Growth Fund
Ivy LaSalle Global Risk-Managed Real Estate Fund	Ivy LaSalle Global Real Estate Fund
Ivy Micro Cap Growth Fund	Ivy Small Cap Growth Fund
Ivy European Opportunities Fund	Ivy International Core Equity Fund

The Board has determined that it is in the best interest of each Target Fund and its shareholders to approve the submission of an Agreement and Plan of Reorganization (Plan) to shareholders of each Target Fund, in which substantially all of the assets of a Target Fund would be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (Reorganization). The Funds are managed by Ivy Investment Management Company (IICO). Each Acquiring Fund is expected to pursue an investment objective that is similar to that of its respective Target Fund and the investment manager will continue to be IICO.

Under each Plan, shareholders of each class of a Target Fund would receive shares of a corresponding class of shares of a corresponding Acquiring Fund, equal in value to such shareholder’s investment in such Target Fund. Each Reorganization is expected to be tax-free to shareholders for Federal income tax purposes.

A shareholder meeting for the Target Funds has been called for November 1, 2018, to consider the approval of its proposed Reorganization. If a Target Fund’s shareholders approve its Reorganization, such Reorganization is expected to close in the fourth quarter of 2018.

Existing shareholders may continue to make additional investments in a Target Fund until the closing date of each Reorganization, currently scheduled for early November. In anticipation of its Reorganization, each Target Fund will be closed to new shareholders on or around October 24, 2018.

In the third quarter of 2018, informational materials about the proposed Reorganization will be mailed to shareholders of record in each Target Fund as of July 25, 2018.

Supplement	Prospectus	1